Loans Receivable From Independent Contractors	12 Months Ended
Dec. 31, 2014
Independent Contractor Operations [Abstract]
Loans Receivable From Independent Contractors

17.Loans Receivable from Independent Contractors

At December 31, 2014, we had contractual arrangements with 68 independent contractors to provide plumbing repair and drain cleaning services under sublicensing agreements using the Roto-Rooter name in lesser-populated areas of the United States and Canada. The arrangements give the independent contractors the right to conduct a plumbing and drain cleaning business using the Roto-Rooter name in a specified territory in exchange for a royalty based on a percentage of labor sales, depending upon type of service this percentage ranges between 27%–32%.  We also pay for certain telephone directory advertising and internet marketing in these areas,  lease certain capital equipment and provide operating manuals to serve as resources for operating a plumbing and drain cleaning business.  The contracts are generally cancelable upon 90 days’ written notice (without cause) or upon a few days notice (with cause).  The independent contractors are responsible for running the businesses as they believe best.

Our maximum exposure to loss from arrangements with our independent contractors at December 31, 2014, is approximately $1.6 million (2013 - $1.5 million).  The exposure to loss is mainly the result of loans provided to the independent contractors.  In most cases, these loans are partially secured by receivables and equipment owned by the independent contractor.  The interest rates on the loans range from zero to 8% per annum, and the remaining terms of the loans range from 2.5 months to 5.4 years at December 31, 2014.  We recorded the following from our independent contractors (in thousands):

	For the Years Ended December 31,
	2014	2013	2012

Revenues	$36,496	$33,030	$28,522
Pretax profits	21,238	17,726	14,790